SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Letter From the Chairman


Dear Shareholder:

Despite their usual volatility, emerging market debt securities as a whole delivered buoyant, double-digit returns over the last six months, far outpacing other fixed-income securities as well as general equity returns. The robust performance was driven by the elections of market-friendly governments in the key nations of Brazil and Ecuador. And the rising price of oil lifted the economies of several commodity-oriented emerging nations, particularly Russia and Ecuador. While emerging economies were hampered somewhat by lingering geopolitical uncertainty, we believe that over the longer term, potential growth in these developing economies and attractive yields make emerging market debt a useful addition to a well-balanced investment portfolio.

No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next:

o First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

o Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman and Chief Executive Officer

March 14, 2003


[PHOTO}

R. Jay Gerken
Chairman and
Chief Executive
Officer

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Manager Overview


Performance Review

During the semi-annual period ended February 28, 2003, Salomon Brothers Emerging Markets Income Fund Inc. ("Fund") (formerly known as The Emerging Markets Income Fund Inc) performed very well posting a gain of 27.85% (based on its NAV) and 26.72% (based on market price), significantly outperforming the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"), i a recognized index for this market, which returned 16.32%. Based on NAV, the Fund also considerably outperformed its Lipper peer group of closed-end emerging markets debt funds, which returned 20.03% for the period. ii

During the six months ended February 28, 2003, the Fund distributed income dividends to shareholders totaling $0.83 per share. The table below shows the annualized distribution yield and six-month total return based on the Fund's February 28, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. iii PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                  Total Return
       Price                Annualized            for the Six-
     Per Share         Distribution Yield iv     Month Period iv
  -------------        ---------------------     ---------------
  $14.09 (NAV)                 11.71%                27.85%
  $14.60 (NYSE)                11.30%                26.72%


Market Overview

The period was characterized by a number of developments that affected investors' assessments of risk. Corporate misdeeds at Enron Corp., WorldCom Inc., Tyco International Ltd. and Global Crossing Ltd. shook investor confidence across virtually all risk-oriented markets. Investors also became concerned about the uncertain outlook for the U.S. economic growth, especially in light of expectations of the possible military action in Iraq. As a result, risk assets globally traded poorly with the U.S. equity market declining more than 7% v during the fiscal period. With an uncertain and weakening outlook for U.S. economic growth, investors anticipated an interest rate reduction by the Federal Reserve ("Fed"). vi The Fed eased credit conditions on November 6th when it cut the short-term federal funds ratevii by 50 basis points (i.e., half a percentage point), to 1.25%, the lowest level in 41 years. This rate cut contributed to the equity market rally in the fourth calendar quarter and eased investors' concerns towards riskier asset classes.


Emerging Markets Debt

Emerging markets debt, as measured by the EMBI+, returned 16.32% for the period. The markets remained volatile during the first half of the reporting period but staged a year-end rally that continued into January and February of 2003. Country performance was solid and the performance of all countries' markets reflected in the Index, with the exception of Venezuela, posted gains for the fiscal period. The market performance during this period was primarily driven by presidential elections in Brazil and Ecuador and the resulting pro-market reforms that the winning candidates put forth. The market rally for emerging markets debt was also supported by stronger-than-expected economic data in

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.


the U.S. as well as by higher oil prices, which increased revenues for many oil-exporting countries in the emerging markets. During the period, oil prices increased by more than $10 per barrel to almost $40.

During the period, EMBI+ sovereign spreads (i.e., the difference between yields on sovereign debt and U.S. Treasuries) tightened by 179 basis points (1.79%), closing at 707 basis points (7.07%) over U.S. Treasuries. This is important as declining spreads often indicate a declining risk perception in the market and generally lead to an increase in bond prices. Return volatility was approximately 10%, substantially below long-term historical levels of 15-16%.

Developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)

Brazil. The market for Brazilian debt, which was the second best performer in the EMBI+ during this period, posted a gain of 30.57%. The Brazilian market rebounded following presidential elections in October as markets reacted favorably to comments from new President Lula and his top advisers. The Fund's overweight position in Brazilian debt relative to the EMBI+ positively contributed to its performance during this period. As of the period's close, approximately 25% of the Fund's total investments were invested in Brazilian debt.

Ecuador. Despite its inability to secure an agreement with the International Monetary Fund ("IMF"),viii the country returned 24.61% for the period. This performance was primarily due to the austerity decree passed by newly elected President Gutierrez in January which demonstrated the government's determination to implement prudent fiscal measures. As a result of which, the country has subsequently reached agreement with the IMF on a new program. During this fiscal period, the Fund remained overweighted Ecuadorian debt relative to the EMBI+, which helped the performance of the Fund.

Colombia. The market for Colombian debt finished the fiscal period on a strong note, returning 20.79% for the period. The country continued to make progress in economic and political reforms and has gained important support from the U.S. During the period the Fund remained overweighted Colombian debt relative to the benchmark.

Mexico. The country's strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 9.63% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. The Fund is currently market-weight Mexico relative to the EMBI+.

Venezuela. Faced with political instability and economic turmoil, Venezuela's market returned negative 4.42%. The general strike organized by opposition parties started on December 2nd with the stated goal of removing President Chavez from office. The strike has shut down most commerce in the country including the oil industry, the largest generator of tax revenues and export earnings. The strike started winding down at the end of January, however, it has already had a devastating impact on the domestic economy. We believe this will have a long-term negative effect on the country's ability to service its debt. The Fund continues to have no exposure to Venezuela.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.


Turkey. The market returned 19.97% for the period as the country's strategic importance combined with significant IMF support has attracted investor interest. The domestic economy has stabilized with a return of investor confidence, a decline in interest rates and a stronger currency. In addition, the market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AKP"). While the Fund's overweighted position in Turkey versus the EMBI+ helped the Fund during the period, we reduced the allocation to an underweighted position as we were concerned that Turkey's inability to approve U.S. troops' deployment on Turkish soil may impair the potential for economic aid.

Russia. The Russian debt market generated a return of 22.35% for the period. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remain strong and its economy continues to benefit from high oil prices. President Putin used this period of prosperity to promote his reform agenda. Last December, Moody's Investors Serviceix upgraded Russia's credit rating to Ba2. While we are happy with Russia's progress, we have reduced the Fund's exposure as we are concerned that Russian bond prices may have overshot real economic improvements in Russia.

Bulgaria. The market for Bulgarian debt returned 10.15% for the period as investors were encouraged by the announcement that Bulgaria was among the 10 countries invited to join the European Union in 2004. Based on the government's fiscal performance and active management of its liabilities, Fitch Ratingsx upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. The Fund remained overweight Bulgarian debt relative to the EMBI+ during most of the period, but we have reduced this exposure to an underweight position. As in the case with Russia, we are concerned that Bulgarian bonds have become overpriced.


Market Outlook

We think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets, which we remain vigilant in monitoring. We anticipate that the U.S. economy will improve as the year progresses. However, we believe that the timing of a recovery will be influenced by the manner and timeliness in which the geopolitical issues abroad, specifically the tensions in Iraq, are resolved.


Looking for Additional Information?

Salomon Brothers Emerging Markets Income Fund Inc. is traded on the New York Stock Exchange under the symbol "EMD" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XEMDX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning Salomon Brothers Emerging Markets Income Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Thank you for your investment in Salomon Brothers Emerging Markets Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby                               /s/ James E. Craige

Peter J. Wilby, CFA                              James E. Craige, CFA
President                                        Executive Vice President

March 14, 2003


The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings.




-------------------------------------------------------------------------------
i The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

ii Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended February 28, 2003, calculated among 12 funds in the closed-end emerging markets debt fund category with reinvestment of dividends and capital gains, excluding sales charges.

iii NAV is a price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

iv Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current quarterly income dividend rate of $0.4125 for four quarters. This rate is as of February 28, 2003 and is subject to change.

v Based upon the performance of the S&P 500 Index, which is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

vi The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

viii The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

ix   Moody's Investors Service is a nationally recognized credit rating agency.

x    Fitch Ratings is a nationally recognized credit rating service.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Schedule of Investments (unaudited)
February 28, 2003

      Face
     Amount+                              Security(a)                                        Value
-------------------------------------------------------------------------------------------------------
Sovereign Bonds -- 88.2%
Argentina -- 2.2%
                         Republic of Argentina:
                  50 ARS   10.000% due 9/19/08 (b).....................................     $        13
           5,323,000       Due 4/10/05 (b) ............................................       1,383,980
           1,000,000       Series E, zero coupon due 10/15/03 (b) .....................         225,000
                                                                                            -----------
                                                                                              1,608,993
                                                                                            -----------
Brazil -- 24.9%
                         Federal Republic of Brazil:
             435,000       11.250% due 7/26/07..........................................        378,450
           3,300,000       11.500% due 3/12/08..........................................      2,825,625
           1,050,000       9.375% due 4/7/08 ...........................................        824,250
           3,600,000       14.500% due 10/15/09 ........................................      3,379,500
           4,900,000       12.000% due 4/15/10 .........................................      4,109,875
             327,000       12.250% due 3/6/30...........................................        254,324
           4,740,929       C Bond, 8.000% due 4/15/14 ..................................      3,540,881
           2,525,000       DCB, Series L, 2.625% due 4/15/12 (c) .......................      1,573,391
           1,720,588       NMB, Series L, 2.625% due 4/15/09 (c) .......................      1,271,085
                                                                                            -----------
                                                                                             18,157,381
                                                                                            -----------
Bulgaria -- 2.3%
                         Republic of Bulgaria:
             880,000       8.250% due 1/15/15...........................................      1,005,125
             725,000       Discount Bond, Series A, 2.1875% due 7/28/24 (c).............        706,875
                                                                                            -----------
                                                                                              1,712,000
                                                                                            -----------
Colombia -- 5.2%
                         Republic of Colombia:
           1,800,000       7.625% due 2/15/07...........................................      1,746,000
             625,000       9.750% due 4/23/09...........................................        659,375
             725,000       10.000% due 1/23/12..........................................        728,263
             550,000       10.750% due 1/15/13..........................................        565,675
             100,000       8.375% due 2/15/27...........................................         78,250
                                                                                            -----------
                                                                                              3,777,563
                                                                                            -----------
Costa Rica -- 1.8%
                         Republic of Costa Rica:
             200,000       6.914% due 1/31/08 (d).......................................        201,250
             750,000       8.050% due 1/31/13 (d).......................................        762,188
             350,000       9.995% due 8/1/20 (d)........................................        377,125
                                                                                            -----------
                                                                                              1,340,563
                                                                                            -----------

-------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.
Page 6

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

February 28, 2003

      Face
     Amount+                              Security(a)                                        Value
-------------------------------------------------------------------------------------------------------

Ecuador -- 4.7%
                         Republic of Ecuador:
             4,825,000     12.000% due 11/15/12 ........................................    $ 3,232,750
               426,000     6.000% due 8/15/30 (c).......................................        208,101
                                                                                            -----------
                                                                                              3,440,851
                                                                                            -----------
El Salvador -- 1.8%
                         Republic of El Salvador:
               575,000     7.750% due 1/24/23...........................................        597,281
               750,000     8.250% due 4/10/32 ..........................................        720,000
                                                                                            -----------
                                                                                              1,317,281
                                                                                            -----------
Mexico -- 16.4%
                         United Mexican States:
             1,725,000     6.625% due 3/3/15 ............................................     1,696,106
             1,075,000     11.375% due 9/15/16 ..........................................     1,464,688
             4,525,000     8.125% due 12/30/19 ..........................................     4,812,338
             3,725,000     8.300% due 8/15/31 ...........................................     3,959,675
                                                                                            -----------
                                                                                             11,932,807
                                                                                            -----------

Panama -- 4.8%
                         Republic of Panama:
             1,300,000     9.625% due 2/8/11 ...........................................      1,410,500
             1,200,000     9.375% due 1/16/23 ..........................................      1,225,500
               825,000     8.875% due 9/30/27...........................................        829,125
                                                                                            -----------
                                                                                              3,465,125
                                                                                            -----------
Peru -- 2.4%
                         Republic of Peru:
               925,000     9.875% due 2/6/15............................................        964,312
               931,000     PDI Bond, 4.500% due 3/7/17 (c)..............................        768,075
                                                                                            -----------
                                                                                              1,732,387
                                                                                            -----------
Philippines -- 5.0%
                         Republic of the Philippines:
               500,000     8.375% due 3/12/09...........................................        503,750
               675,000     9.000% due 2/15/13...........................................        660,825
               225,000     9.375% due 1/18/17...........................................        228,937
             2,200,000     10.625% due 3/16/25..........................................      2,261,820
                                                                                            -----------
                                                                                              3,655,332
                                                                                            -----------
Poland -- 1.4%
             1,039,780   Republic of Poland, PDI Bond, 7.000% due 10/27/14 .............      1,048,098
                                                                                            -----------
Russia -- 10.6%
             5,250,000   Russian Government, 12.750% due 6/24/28 .......................      7,730,625
                                                                                            -----------

-------------------------------------------------------------------------------------------------------
                                            See Notes to Financial Statements.
                                                                                                Page 7


SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

February 28, 2003

      Face
     Amount+                              Security(a)                                        Value
-------------------------------------------------------------------------------------------------------
Turkey -- 4.3%
                         Republic of Turkey:
             2,750,000     11.500% due 1/23/12..........................................    $ 2,856,563
               275,000     11.000% due 1/14/13..........................................        277,406
                                                                                            -----------
                                                                                              3,133,969
                                                                                            -----------
Uruguay -- 0.4%
                         Republic of Uruguay:
               275,000     7.875% due 3/25/09...........................................        132,687
               315,791     DCB, Series B, 2.3125% due 2/19/07 (c).......................        170,527
                                                                                            -----------
                                                                                                303,214
                                                                                            -----------
                     Total Sovereign Bonds (Cost -- $63,084,963)........................     64,356,189
                                                                                            -----------
Loan Participations (c)(e) -- 4.8%
             3,714,561   Kingdom of Morocco, Tranche A, 2.1875% due 1/2/09
                           (CS First Boston Corp., J.P. Morgan Chase & Co.,
                           UBSAG) (Cost -- $3,422,756) .................................      3,454,542
                                                                                            -----------
Corporate Bonds -- 4.8%
                         PEMEX Project Funding Master Trust:
               450,000     6.125% due 8/15/08 (d).......................................        457,875
             1,500,000     9.125% due 10/13/10..........................................      1,719,375
             1,250,000     8.000% due 11/15/11 .........................................      1,340,625
                                                                                            -----------
                     Total Corporate Bonds (Cost -- $3,299,783).........................      3,517,875
                                                                                            -----------

   Warrants
--------------
Warrants (d)(f) -- 0.0%
                   500   Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant exercisable for 12.914 shares of
                           Asia Pulp & Paper) (Cost -- $0)................................            5
                                                                                            -----------

-------------------------------------------------------------------------------------------------------
                                          See Notes to Financial Statements.

Page 8

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.
*9
Schedule of Investments (unaudited) (continued)
February 28, 2003

      Face
     Amount                               Security(a)                                        Value
------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%
            $1,000,000     Greenwich Capital Markets, Inc., 1.280% due 3/3/03; Proceeds at
                             maturity -- $1,000,107; (Fully collateralized by U.S. Treasury
                             Notes, 3.875% due 2/15/13; Market value -- $1,021,090) ......  $ 1,000,000
               611,000     UBSPaineWebber Inc., 1.270% due 3/3/03; Proceeds at
                             maturity -- $611,065; (Fully collateralized by U.S. Treasury
                             Bonds, 9.125% due 5/15/18; Market value -- $624,713) ........      611,000
                                                                                            -----------
                           Total Repurchase Agreements (Cost -- $1,611,000)...............    1,611,000
                                                                                            -----------
                           Total Investments -- 100% (Cost -- $71,418,502*)...............  $72,939,611
                                                                                            ===========

===============================================================================
  +  Principal denominated in U.S. dollars unless otherwise indicated.

 (a) All securities are segregated as collateral pursuant to a revolving credit facility.

 (b) Security is currently in default.

 (c) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 (d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institu tional buyers.

 (e) Participation interests were acquired through the financial institutions indicated parenthetically.

 (f) Non-income producing security.

  *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
----------------------------------------
    ARS     -- Argentina Peso.
    C Bond  -- Capitalization Bond.
    DCB     -- Debt Conversion Bond.
    NMB     -- New Money Bond.
    PDI     -- Past Due Interest.

----------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.
                                                                                              Page 9

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Statement of Assets and Liabilities (unaudited)
February 28, 2003

Assets:
  Investments, at value (Cost -- $71,418,502)........................................    $72,939,611
  Foreign currency, at value (Cost -- $12,609).......................................          3,949
  Receivable for securities sold.....................................................      8,891,271
  Interest receivable................................................................      1,734,427
  Prepaid expenses...................................................................         21,451
                                                                                         -----------
  Total Assets.......................................................................     83,590,709
                                                                                         -----------
Liabilities:
  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................      5,772,600
  Loan interest payable..............................................................         81,819
  Management fee payable ............................................................         44,285
  Payable to bank ...................................................................             68
  Accrued expenses...................................................................        119,468
                                                                                         -----------
  Total Liabilities..................................................................     26,018,240
                                                                                         -----------
Total Net Assets.....................................................................    $57,572,469
                                                                                         ===========

Net Assets:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    4,087,174 shares outstanding)....................................................    $     4,087
  Capital paid in excess of par value ...............................................     56,542,779
  Undistributed net investment income................................................        420,913
  Accumulated net realized loss from security transactions and options...............       (907,759)
  Net unrealized appreciation of investments and foreign currencies..................      1,512,449
                                                                                         -----------
Total Net Assets.....................................................................    $57,572,469
                                                                                         ===========

Net Asset Value, per share ($57,572,469 / 4,087,174 shares outstanding)..............         $14.09
                                                                                              ======

----------------------------------------------------------------------------------------------------
                                         See Notes to Financial Statements.

Page 10

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Statement of Operations (unaudited)
For the Six Months Ended February 28, 2003

INCOME:
  Interest (includes amortization of net premium/discount accretion of $510,116).....    $  4,188,223
                                                                                         ------------

EXPENSES:
  Interest expense (Note 4)..........................................................         266,130
  Management fee (Note 2)............................................................         211,497
  Audit and legal....................................................................          70,570
  Advisory fee (Note 2)..............................................................          68,240
  Shareholder communications.........................................................          29,847
  Custody............................................................................          24,462
  Directors' fees ...................................................................          14,357
  Loan fees..........................................................................          13,617
  Shareholder servicing fees.........................................................           9,084
  Listing fees.......................................................................           8,677
  Other..............................................................................           7,980
                                                                                          -----------
  Total Expenses.....................................................................         724,461
                                                                                          -----------
Net Investment Income................................................................       3,463,762
                                                                                          -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)..........................       1,240,836
    Options purchased................................................................         700,208
    Foreign currency transactions....................................................         (10,398)
                                                                                          -----------
  Net Realized Gain..................................................................       1,930,646
                                                                                          -----------
  Change in Net Unrealized Appreciation From:
    Security transactions ...........................................................       7,280,296
    Foreign currency transactions....................................................          11,349
                                                                                          -----------
  Increase in Net Unrealized Appreciation............................................       7,291,645
                                                                                          -----------
Net Gain on Investments, Options and Foreign Currencies..............................       9,222,291
                                                                                          -----------
Increase in Net Assets From Operations ..............................................     $12,686,053
                                                                                          ===========

-----------------------------------------------------------------------------------------------------
                                         See Notes to Financial Statements.
                                                                                              Page 11

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Statements of Changes in Net Assets
For the Six Months Ended February 28, 2003 (unaudited) and the Year Ended August 31, 2002

                                                                            2003             2002
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................................   $  3,463,762     $   6,777,592
  Net realized gain (loss)..........................................      1,930,646        (1,433,598)
  Increase (decrease) in net unrealized appreciation................      7,291,645        (3,178,046)
                                                                       ------------      ------------
  Increase in Net Assets From Operations............................     12,686,053         2,165,948
                                                                       ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................     (3,361,876)       (6,689,090)
                                                                       ------------      ------------
  Decrease in Net Assets From Distributions to Shareholders.........     (3,361,876)       (6,689,090)
                                                                       ------------      ------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
    (16,071 and 28,215 shares issued, respectively).................        199,718           362,926
                                                                       ------------      ------------
  Increase in Net Assets From Fund Share Transactions...............        199,718           362,926
                                                                       ------------      ------------
Increase (Decrease) in Net Assets...................................      9,523,895        (4,160,216)

NET ASSETS:
  Beginning of period...............................................     48,048,574        52,208,790
                                                                       ------------      ------------
  End of period*....................................................   $ 57,572,469      $ 48,048,574
                                                                       ============      ============
*  Includes undistributed net investment income of:.................       $420,913          $329,425
                                                                       ============      ============


-----------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.

Page 12

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Statement of Cash Flows (unaudited)
For the Six Months Ended February 28, 2003


CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments.......................................    $(73,832,623)
  Proceeds from disposition of long-term portfolio investments and principal paydowns      74,267,594
  Net purchases of short-term portfolio investments..................................        (289,792)
                                                                                         ------------
                                                                                              145,179

  Net investment income..............................................................       3,463,762
  Adjustments to reconcile net investment income to net cash provided by operating activites:
    Accretion of net premium/discount on investments.................................        (510,116)
    Net change in receivables/payables related to operations.........................          47,481
    Net change in unrealized depreciation of foreign currencies......................          11,349
                                                                                         ------------
  Net Cash Flows Provided by Operating Activities....................................       3,157,655
                                                                                         ------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Distributions paid.................................................................      (3,361,876)
  Proceeds from reinvestment of dividends............................................         199,718
                                                                                         ------------
  Net Cash Flows Used by Financing Activities........................................      (3,162,158)
                                                                                         ------------

Net Decrease in Cash.................................................................          (4,503)
Cash, Beginning of period............................................................           8,384
                                                                                         ------------
Cash, End of period..................................................................    $      3,881
                                                                                         ============

-----------------------------------------------------------------------------------------------------
                                      See Notes to Financial Statements.
                                                                                            Page 13

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Notes to Financial Statements (unaudited)

Note 1.  Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund Inc. ("Fund"), formerly known as The Emerging Markets Income Fund Inc, was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of governments and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the statement of changes in net assets. Additional information on cash receipts and cash payments is presented in the statement of cash flows. For the six months ended February 28, 2003, the Fund paid interest expense of $289,872.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

(h) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

(i) CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement September 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $3,040 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

Note 2.  Management and Advisory Fees and Other Transactions

For the period from September 1, 2002 through December 15, 2002, the Fund was a party to an investment advisory agreement with PIMCO Funds Advisors LLC ("PIMCO"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to a management and administration agreement with Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Annual Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment adviser for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. Prior to December 16, 2002, the Fund paid PIMCO an advisory fee calculated at an annual rate of 0.50% of the Fund's average weekly net assets and paid SBAM a management fee calculated at an annual rate of 0.70% of the Fund's average weekly net assets.


Certain officers and/or directors of the Fund are officers and/or directors of SBAM.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Note 3.  Portfolio Activity

For the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................   $74,007,663
                                                                    ===========
Sales ...........................................................   $75,351,156
                                                                    ===========

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................   $ 5,589,609
Gross unrealized depreciation ...................................    (4,068,500)
                                                                    -----------
Net unrealized appreciation......................................   $ 1,521,109
                                                                    ===========

Note 4.  Loan

At February 28, 2003, the Fund had a $23,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $20,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 28, 2003, the Fund held loan participations with a total cost of $3,422,756.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Note 6.  "When and If" Issued Bonds

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

At February 28, 2003, the Fund did not hold any "when and if" issued bonds.

Note 7.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 28, 2003, the Fund has a concentration of risk in sovereign debt of emerging market countries.

The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At February 28, 2003, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

For the six months ended February 28, 2003, the Fund did not enter into any written covered call or put option contracts.

Note 9. Forward Foreign Currency Contracts

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At February 28, 2003, the Fund did not have any open forward foreign currency contracts.

Note 10.  Dividend Subsequent to February 28, 2003

On January 23, 2003, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend is payable on March 28, 2003 to shareholders of record on March 18, 2003.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Note 11.  Capital Loss Carryforward

At August 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,220,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                                       2007             2010
                                                    ----------         -------
     Carryforward Amounts ........................  $1,163,000         $57,000

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Financial Highlights

Data for a share of common stock outstanding throughout the year ended August 31, unless otherwise noted:


                                          2003(1)(2)    2002(2)      2001       2000        1999        1998
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .....  $11.80      $12.91      $14.01     $11.16      $ 7.83      $21.89
                                            ------      ------      ------     ------      ------      ------
Income (Loss) From Operations:
  Net investment income(3)................    0.86        1.67        1.68       1.72        1.88        2.02
  Net realized and unrealized
    gain (loss)(3) .......................    2.26       (1.13)      (1.13)      2.78        3.83      (10.84)
                                            ------      ------      ------     ------      ------      ------
  Total Income (Loss) From Operations.....    3.12        0.54        0.55       4.50        5.71       (8.82)
                                            ------      ------      ------     ------      ------      ------
Less Distributions From:
  Net investment income...................   (0.83)      (1.65)      (1.65)     (1.65)      (2.41)      (2.03)
  Net realized gains......................      --          --          --         --          --       (2.98)
  Capital.................................      --          --          --         --       (0.02)         --
  In excess of net realized capital gains       --          --          --         --          --       (0.23)
                                            ------      ------      ------     ------      ------      ------
Total Distributions.......................   (0.83)      (1.65)      (1.65)     (1.65)      (2.43)      (5.24)
                                            ------      ------      ------     ------      ------      ------
Increase in Net Asset Value
  Due to Shares Issued on
  Reinvestment of Dividends...............      --         --          --          --        0.05          --
                                            ------      ------      ------     ------      ------      ------
Net Asset Value, End of Period............  $14.09      $11.80      $12.91     $14.01      $11.16      $ 7.83
                                            ======      ======      ======   ========      ======      ======
Market Value, End of Period...............  $14.60      $12.30      $13.15   $13.9375      $12.50      $ 9.50
                                            ======      ======      ======   ========      ======      ======
Total Return, Based on Market
  Price Per Share(4)......................   26.72%++     6.10%       7.14%     27.51%      62.97%     (35.00)%
Ratios to Average Net Assets:
  Total expenses, including interest
    expense...............................    2.89%+      2.96%       4.76%      5.00%       5.03%       3.79%
  Total expenses, excluding interest
    expense (operating expenses)..........    1.83%+      1.51%       1.71%      1.73%       1.85%       1.73%
  Net investment income(3)................   13.82%+     13.24%      12.87%     13.33%      18.13%      11.56%
Supplemental Data:
  Net assets, end of period (000s)........ $57,572     $48,049     $52,209    $56,313     $44,377     $29,523
  Portfolio turnover rate ................     111%        168%        195%       136%         87%        141%
  Loan outstanding, end of period (000s).. $20,000     $20,000     $20,000    $20,000     $20,000     $20,000
  Weighted average loan (000s)............ $20,000     $20,000     $20,000    $20,000     $20,000     $20,000
  Weighted average interest rate on loans.    2.65%+      3.70%       7.94%      8.26%       6.48%       6.44%
Before applicable reimbursement from
SBAM, net investment income per share
and expense ratios would have been:
  Net investment income...................      --       $1.63          --         --          --          --
  Expense ratio, including interest
    expense...............................      --        3.26%         --         --          --          --
  Expense ratio, excluding interest
    expense (operating expenses)..........      --        1.81%         --         --          --          --
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2003 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended August 31, 2002, those amounts would have been $1.68, $1.14 and 13.29% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(4) For the purpose of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

SALOMON  BROTHERS  EMERGING  MARKETS  INCOME  FUND  INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of Salomon Brothers Emerging Markets Income Fund Inc. ("Fund"), formerly known as The Emerging Markets Income Fund Inc, will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)



If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.


                        ----------------------------

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Directors                            Salomon Brothers Emerging
                                     Markets Income Fund Inc.
LESLIE H. GELB
                                           125 Broad Street
R. JAY GERKEN                              10th Floor, MF-2
                                           New York, New York 10004
RIORDAN ROETT                              Telephone 1-888-777-0102

JESWALD W. SALACUSE
                                     INVESTMENT MANAGER
                                           Salomon Brothers Asset Management Inc
                                           399 Park Avenue
Officers                                   New York, New York 10022

R. JAY GERKEN                        CUSTODIAN
      Chairman and                         State Street Bank and Trust Company
      Chief Executive Officer              225 Franklin Street
                                           Boston, Massachusetts 02110
PETER J. WILBY
      President                      DIVIDEND DISBURSING AND TRANSFER AGENT
                                           American Stock Transfer & Trust Company
LEWIS E. DAIDONE                           59 Maiden Lane
      Executive Vice President and         New York, New York 10038
      Chief Administrative Officer
                                     INDEPENDENT ACCOUNTANTS
JAMES E. CRAIGE                            PricewaterhouseCoopers LLP
      Executive Vice President             1177 Avenue of the Americas
                                           New York, New York 10036
THOMAS K. FLANAGAN
      Executive Vice President       LEGAL COUNSEL
                                           Simpson Thacher & Bartlett
FRANCES M. GUGGINO                         425 Lexington Avenue
      Controller                           New York, New York 10017

CHRISTINA T. SYDOR                   NEW YORK STOCK EXCHANGE SYMBOL
      Secretary                            EMD


                 Salomon Brothers
                 Emerging Markets
                 Income Fund Inc.

                 Semi-Annual Report
                 February 28, 2003








------------------------------------------------
               Salomon Brothers Asset Management
               ------------------------------------------------


American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

                                                              EMDSEMI 2/03
                                                                   03-4679